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                                                                    EXHIBIT 99.1

CONTACT:
Justine E. Koenigsberg
Director, Corporate Communications
(617) 349-0271


FOR IMMEDIATE RELEASE


               TKT ANNOUNCES FAVORABLE OUTCOME IN MARKMAN HEARING
                        IN REPLAGAL(TM) PATENT LITIGATION

                     -- TKT TO MOVE FOR SUMMARY JUDGMENT --

CAMBRIDGE, MA, NOVEMBER 29, 2001 -- Transkaryotic Therapies, Inc. (Nasdaq: TKTX) announced today that the Honorable Gregory M. Sleet of the U.S. District Court of Delaware has issued an opinion from the "MARKMAN hearing" favorably construing the claims of U.S. Patent No. 5,356,804 in an infringement suit Genzyme Corporation and Mount Sinai School of Medicine brought against TKT. Next week TKT intends to move for summary judgment that Replagal(TM)does not infringe this patent.

Richard F Selden, M.D., Ph.D., President and Chief Executive Officer said, "We are delighted with the Court's construction of the claims involved in this case. Based on the Court's decision, we continue to believe that TKT does not infringe this patent and, furthermore, believe that the Court should grant our motion for summary judgment."

MARKMAN hearings are typically held prior to the commencement of a patent infringement trial to determine the meaning of certain words or phrases in the claims of the patent in question. At this MARKMAN hearing, the Court construed the key disputed phrase "chromosomally integrated" from the `804 patent to mean a combination of "the chromosome of the host cell and an exogenous nucelotide sequence encoding human (alpha)-galactosidase A with a promoter and selectable marker." TKT's technology for making Replagal is not based on such a combination. In addition, many other claim terms were also construed in TKT's favor, and the Court incorporated its definition of "chromosomally integrated" into a number of the claim terms.

On July 25, 2000, Genzyme and Mt. Sinai School of Medicine brought suit against TKT in the U.S. District Court of Delaware in Wilmington claiming that TKT's activities relating to Replagal

                                   -- more --

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(agalsidase alfa) enzyme replacement therapy for Fabry disease infringe one or more claims of the `804 patent. TKT answered and counterclaimed that the `804 patent was invalid and was not infringed by TKT. The MARKMAN hearing was held on November 8, 2001. If the case continues, a jury trial in this action is scheduled to begin in March 2002.


ABOUT TKT

Transkaryotic Therapies, Inc. (TKT) is a biopharmaceutical company dedicated to the development and commercialization of products based on its three proprietary development platforms: Niche Protein(R) products, Gene-Activated(R) proteins, and gene therapy. The Company's Niche Protein product platform is based on protein replacement for the treatment of rare genetic diseases, a group of disorders characterized by the absence of certain metabolic enzymes. TKT's gene activation technology is a proprietary approach to the large-scale production of therapeutic proteins, which does not require the cloning of genes and their subsequent insertion into non-human cell lines. The Company's gene therapy technology, known as Transkaryotic Therapy(TM), is focused on the commercialization of non-viral, EX VIVO gene therapy products for the long-term treatment of chronic protein deficiency states.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS, "BELIEVES," "ANTICIPATES," "PLANS," "EXPECTS," "ESTIMATES," "INTENDS," "SHOULD," "COULD," "WILL," "MAY," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THERE ARE A NUMBER OF IMPORTANT FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD- LOOKING STATEMENTS SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2001 WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND INCORPORATED HEREIN BY REFERENCE. THESE INCLUDE, WITHOUT LIMITATION, THE FOLLOWING: (1) WHETHER ANY OF THE COMPANY'S NICHE PROTEIN, GENE-ACTIVATED PROTEIN, OR GENE THERAPY PRODUCT CANDIDATES WILL ADVANCE IN THE CLINICAL TRIAL PROCESS, (2) WHETHER SUCH CLINICAL TRIALS WILL PROCEED IN A TIMELY MANNER, (3) WHETHER THE CLINICAL TRIAL RESULTS WILL WARRANT CONTINUED PRODUCT DEVELOPMENT, (4) WHETHER THE REQUIRED REGULATORY FILINGS, SUCH AS INVESTIGATIONAL NEW DRUG APPLICATIONS AND BIOLOGICS LICENSE APPLICATIONS, ARE MADE IN A TIMELY MANNER, (5) WHETHER THE COMPANY'S PRODUCTS WILL RECEIVE APPROVAL FROM THE U.S. FOOD AND DRUG ADMINISTRATION OR EQUIVALENT FOREIGN REGULATORY AGENCIES, (6) IF SUCH PRODUCTS RECEIVE APPROVAL, WHETHER THEY WILL


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BE SUCCESSFULLY DISTRIBUTED AND MARKETED, (7) WHETHER PATENT LITIGATION IN WHICH
THE COMPANY IS INVOLVED OR MAY BECOME INVOLVED ARE RESOLVED IN A MANNER ADVERSE TO THE COMPANY, INCLUDING WHETHER THE DECISIONS REACHED IN THE MARKMAN HEARING DISCUSSED IN THIS RELEASE WILL BE RECONSIDERED OR REVERSED ON APPEAL, (8) THE EFFECTS OF COMPETITIVE PRODUCTS ON THE COMPANY'S PROPOSED PRODUCTS, AND (9) THE COMPANY'S DEPENDENCE ON THIRD PARTIES, INCLUDING COLLABORATORS, MANUFACTURERS
AND DISTRIBUTORS. IN ADDITION, ANY FORWARD-LOOKING STATEMENTS REPRESENT THE COMPANY'S EXPECTATIONS ONLY AS OF THE DATE HEREOF AND SHOULD NOT BE RELIED UPON AS REPRESENTING THE COMPANY'S EXPECTATIONS AS OF ANY SUBSEQUENT DATE. WHILE THE COMPANY MAY ELECT TO UPDATE FORWARD-LOOKING STATEMENTS AT SOME POINT IN THE FUTURE, THE COMPANY SPECIFICALLY DISCLAIMS ANY OBLIGATION TO DO SO, EVEN IF ITS EXPECTATIONS CHANGE.



GENE-ACTIVATED(R), NICHE PROTEIN(R), AND TKT(R) ARE REGISTERED TRADEMARKS AND REPLAGAL(TM) AND TRANSKARYOTIC THERAPY(TM) ARE TRADEMARKS OF TRANSKARYOTIC THERAPIES, INC.



PLEASE VISIT OUR WEB SITE AT www.tktx.com FOR ADDITIONAL INFORMATION ABOUT TRANSKARYOTIC THERAPIES, INC.



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